                                 EXHIBIT 10.26
                                 -------------

               INTERCREDITOR AGREEMENT DATED APRIL 8,, 1996 AMONG
                  THE REGISTRANT, IBM CREDIT CORPORATION, AND
                        BRANCH BANKING AND TRUST COMPANY

                                                                   Exhibit 10.26
                                                                   -------------

                            INTERCREDITOR AGREEMENT


     This Intercreditor Agreement ("Agreement") is hereby made this 8th day of April, 1996, by and between Branch Banking and Trust Company of South Carolina ("Lender"), with a place of business located at Greenville, South Carolina, and IBM Credit Corporation ("IBM Credit") with a place of business located at Atlanta, Georgia, and pertains to certain assets of ScanSource, Inc. ("Customer").

                                    RECITALS

WHEREAS, IBM Credit and Lender (each a "Party" and collectively, the "Parties") have each filed or intend to file a financing statement or statements under the applicable Uniform Commercial Code ("UCC") giving notice of a security interest in all or some of the assets of Customer.

WHEREAS, Customer has requested and arranged for separate financing from IBM Credit and from Lender, each being secured by certain assets of Customer.

WHEREAS, IBM Credit and Lender desire to agree to the relative priority of their respective security interests in and to certain of Customer's assets, whether now owned or hereafter acquired, which are identified in Attachment A hereto as "IBM Credit Collateral" and "Lender Collateral" respectively, and each party is willing to subordinate its security interest in accordance with this Agreement. Attachment A is incorporated herein and may only be revised or amended upon written agreement between the parties hereto. Only one Attachment A, the one reflecting the most recent date, shall be in force at any time, with respect to Customer.

NOW, THEREFORE, in consideration of the foregoing and mutual covenants contained herein, the parties hereby agree as follows:

     1. Definition. "Senior Collateral" shall mean (i) with respect to IBM Credit, the IBM Credit Collateral and (ii) with respect to Lender, the Lender Collateral.

     2. This Agreement shall amend and restate in its entirety all prior agreements between the parties hereto relating to their relative priorities and security interests in Customer's assets.

     3. Each Party hereby expressly subordinates to the other Party all of its right, title and interest which it may presently have or which it may hereafter acquire from Customer in and to the other Party's Senior Collateral, wherever located, whether now owned by Customer or hereafter acquired or existing.

     4. This Agreement shall constitute a continuing agreement of subordination, and the Parties may without notice to the other Party provide financing to or on behalf of Customer on the basis of this Agreement.

     5. The respective priorities of IBM Credit and Lender in the assets of Customer which are not covered by this Agreement shall be determined in accordance with the provisions of the applicable UCC or other applicable law.

     6. The subordinations and priorities specified herein are applicable regardless of the time, manner, or order of attachment or perfection of security interests, or the time or order of filing of any financing statements, or in the giving or failure to give notice of the acquisition or expected acquisition of any purchase money security interest or any other security interest; provided, however, if for any reason, a security interest of a Party to which a security interest of the other Party is hereby subordinated is not perfected or is avoidable, then the subordinations and relative priority agreements provided herein shall not be effective as to the particular collateral which is the subject of the unperfected or avoidable security interest.

     7. Each Party agrees to refrain from taking any action against the other Party's Senior Collateral to recover the Customer's obligations unless it shall have obtained such other Party's prior written consent or the Customer shall have repaid in full all of the obligations owed to such other Party and the financing arrangements between the Customer and such other Party shall have been terminated.

     8. This Agreement may be terminated by either Party upon written notice at least sixty (60) days prior to the effective date of the requested termination. No termination shall impair the rights or priorities, or other interests created or acquired hereunder by either Party with respect to any of either Party's Senior Collateral for any credit extended or committed prior to the effective date of termination.

     9. This Agreement may not be amended except by written agreement between IBM Credit and Lender, and shall be governed by and construed according to the laws of the State of South Carolina.

     10. This Agreement shall be binding upon, and shall inure to the benefit of, each of the parties hereto and their respective successors and assigns.

     11. This Agreement is solely for the benefit of IBM Credit and Lender and is not intended to, nor shall it be considered as benefiting any other person, including without limitation the Customer.

     12. This Agreement may be executed in one or more counterparts which together shall constitute one document. Each such counterparts shall be deemed to be an original when so executed and delivered to the other Party to this Agreement.

     IN WITNESS WHEREOF, the duly authorized representatives of Lender and IBM Credit have executed this Intercreditor Agreement as of the date set forth above.



IBM CREDIT CORPORATION                 BRANCH BANKING AND TRUST COMPANY OF
                                       SOUTH CAROLINA


By: /s/ ROBERT J. HALAPIN              By: /s/ DAVID L. HENN
   -------------------------------        --------------------------------

Print Name: Robert J. Halapin             Print Name: David L. Henn
           -----------------------                   ---------------------

Title: AOM-Credit                            Title: VICE PRESIDENT
      ----------------------------                 -----------------------

                    ATTACHMENT A TO INTERCREDITOR AGREEMENT


This is Attachment A to that certain Intercreditor Agreement dated April 8, 1996, by and between Branch Banking and Trust Company of South Carolina ("Lender") and IB Credit Corporation ("IBM Credit") pertaining to certain assets of ScanSource, Inc. ("Customer").

This Attachment A supplements that certain Intercreditor Agreement referred to above, and supersedes any other Attachment A, dated or undated, to such Intercreditor Agreement.


PART 1.   IBM Credit Collateral

A. All of the following assets of Customer, whether now owned or hereafter acquired:

     (a) all inventory and equipment manufactured or sold by or bearing the trademarks or tradenames of the companies listed in subpart B below; and all parts, accessories, accessions, exchanges, substitutions, replacements, reclaimed units, returns and repossessions thereof, and all additions and attachments thereto, and all documents of title arising therefrom; and

     (b) all price protection payments, credits, discounts, incentive payments, rebates, and refunds which at any time are due to Customer with respect to or in connection with any inventory and equipment described in (a) above; and

     (c) all cash proceeds (excluding, however, accounts and proceeds of accounts arising from the sale of the IBM Credit Collateral by the Customer) of the foregoing and insurance proceeds payable by reason of loss or damage to any of the foregoing.

B.   Names of Companies

International Business Machines Corporation

PART 2.   Lender Collateral

C. All of the assets of Customer, including, but not limited to; all inventory, accounts receivable, equipment, furniture, fixtures, general intangibles, whether now owned or hereafter acquired including proceeds thereof and any additions or substitutions therefor, EXCEPT those assets described in
PART 1 of this Attachment.

     IN WITNESS WHEREOF, the duly authorized representatives of IBM Credit and Lender have executed this Attachment A on the date set forth above.



IBM CREDIT CORPORATION                 BRANCH BANKING AND TRUST COMPANY OF
                                       SOUTH CAROLINA


By: /s/ ROBERT J. HALAPIN              By: /s/ DAVID L. HENN
   ---------------------------            ---------------------------------

Title: AOM-Credit                      Title: VICE PRESIDENT
      ------------------------               ------------------------------